ICM FUNDS [LOGO]






                                ICM SERIES TRUST

                                ----------------

                               ISABELLE SMALL CAP
                                   VALUE FUND


                               Semi-Annual Report
                                 June 30, 2001

                                  ICM/ISABELLE
                              SMALL CAP VALUE FUND




TABLE OF CONTENTS

Shareholder Letter ........................................................    2

Portfolio of Investments ..................................................    6

Statement of Assets and Liabilities .......................................    9

Statement of Operations ...................................................   10

Statements of Changes in Net Assets .......................................   11

Financial Highlights ......................................................   13

Notes to Financial Statements .............................................   15

Shareholder Letter


Dear Shareholder:

In many ways, the economic conditions and investment landscape of the past six months resemble the aftermath of a great celebration or parade. The parade that was the "new economy, technology boom or internet revolution" was something to witness, albeit from afar.

Yes, the past few years have been quite a time. Looking back we will remember the Y2K scare and all of the technology spending that it created. Wise investors asked, "now that every company in the western world just upgraded their computers, what happens in 2001, 2002 or 2003?" The Internet bubble created millionaires overnight; ideas were worth more than profits and young "portfolio managers" became legendary investors in a matter of months.

In hindsight, we are pleased to report that we never made it to the parade. We watched as other newly created mutual funds with their novice managers posted gains that floated high like a Thanksgiving Day parade balloon - 100, 150, 200% returns in a year! Only to come crashing onto the crowd over the past 18 months. Crashing onto the crowd as they continued to look skyward. We missed it, due to our focus on value, individual companies and real world economics.

The clean-up has started and the signs of "what was" are littered about. Corporate and consumer technology spending has slowed to a trickle, the available leftover equipment from the bankrupt start-ups has slowed demand for new products, and the millions of miles of fiber-optic cable strung around the world lies 95% dark. So what then for the future?

The Economy has slowed and it appears that it is in worse shape than most Americans realize. For instance, more of the country's manufacturing capacity sits idle today than at any time since the 1991 recession. According to the Labor Department jobless claims have risen to 1982 recession levels and the productivity gains that allowed the economy to grow rapidly without inflation dropped for the first quarter of this year--the largest quarterly drop since 1993.

Against this backdrop of economic uncertainty, we are pleased to report the continued strong performance of the ICM/Isabelle Small Cap Value Fund. For the six-month period ended June 30, 2001 your Fund had a return of 26.40%. As an investor, your patience is being rewarded with a great first-half of the year that brings our 12-month return to 20.33% and 40.67% since inception (3/9/98), averaging 10.85% per year.

We are proud to report that as a result of this outstanding performance, the Fund has been awarded five stars, the highest possible ranking by Morningstar*, America's leading provider of mutual fund ranking services, for the 3-year period ending June 30, 2001. Only the top ten percent of the 175 funds in the small cap value asset class receive five stars.

The Fund's 26.4% return for the first six months of the year was especially satisfying as many of the major stock market indices had negative returns over the same period. Popular averages such as the Dow Jones Industrial Average (-2.64%), S&P 500 Index (-7.26%) and the NASDAQ Composite (-12.55%), have all struggled. The Russell 2000 Small Company Stock Index has performed marginally better finishing the first six months with a return of 6.96%**.

We are encouraged by the progress we have made during the first half of 2001 and continue to uncover some extraordinary values. A few examples of the values that have made it into the Fund over the past six months include:

TECHNITROL (NYSE:TNL; 1.7% of net assets) is a well-run manufacturer of electronic components. Over the past ten years the company has gradually built itself into a meaningful provider of magnetics-based components, inductors, and modules. In addition, Technitrol is a leader in electrical contacts and assemblies. The gloom surrounding technology has created an unusual opportunity for us to invest in TNL at very attractive levels.

UNITED STATIONERS (NASDAQ: USTR; 0.6% of net assets) has been a recent addition to the portfolio. USTR is a national distributor of business products. Though not flashy, the company is solid and the valuation is very modest. The market cap is less than a quarter of the company's $4 billion in revenues while the stock trades at less than 12x earnings.

Uncharacteristically, we said both hello and goodbye to Group 1 Automotive (NYSE: GPI) and United Dominion (NYSE: UDI) during the first half of the year. Fortunately, the management of United Dominion visited us last winter to make us aware of their strong positions in instrumentation and engineered products. Not only did we take notice, but within three months SPX Corp. followed, making a take-over bid for the company which was completed recently, at $28 per share, a 50% premium over our initial cost. We resisted investing in Group 1 Automotive despite several meetings with management, until we determined that the company's profitability and capital structure were not driven by new vehicle sales, but rather by a comprehensive offering of automotive and financial services throughout their many dealerships. As good fortune would have it, our capitulation could not have been timed better. Other investors soon figured out what we did, both in terms of low valuation and earnings consistency, and bid the stock from under $10 per share to more than $30 recently.

Looking forward, are we optimistic? Absolutely. At the portfolio level we remain optimistic because our companies remain undervalued and should benefit from any improvement in the economy. Furthermore, as in the past we may witness some takeover activity as the economy recovers and producers search to add capacity in a low interest rate environment.

For small company value stocks in general, we may be entering an extended period of outperformance. As we have pointed out in the past, valuations favoring large company growth stocks were stretched to unsustainable levels and the "value" in the marketplace hides in our segment of the market. The rational correcting mechanism we call "the market" will continue to adjust this disparity. Also, it is important to remember that the last extended period of outperformance for small company value stocks was in the post recession period of the early 1990s. If history is any guide, now is the time to invest in our sector of the stock market.

As investors, we have always avoided the crowd. From a distance we witnessed "investors" rushing off to the recent technology parade, almost climbing over each other to jump on any bandwagon that moved, we were quite amused and even at times envious. But the band has stopped playing, the air has been let out of the balloons and people have fled for the exits. Yes, the parade has ended and it is time to clean up.

We look forward to your continuing support.

/S/ WARREN J. ISABELLE
----------------------
Warren J. Isabelle, CFA
President & Chairman of the Board
July 2001

----------

     The views expressed in this report reflect those of the portfolio manager, only through the period of this report as stated on the cover. The manager's views are subject to change at any time based on the market and other conditions.

* Morningstar proprietary ratings on U.S. domiciled funds reflect historical risk-adjusted performance as of 6/30/01. The ratings are subject to change monthly. Morningstar ratings are calculated from the Fund's 3, 5, and 10 year (if applicable) annual returns in excess of 90-day U.S. Treasury Bill returns with appropriate fee adjustments, and risk factor that reflects fund performance below 90 day U.S. Treasury Bill returns. The Overall Morningstar RatingTM is a weighted-average of the Fund's 3, 5 and 10 year (if applicable) risk-adjusted performance. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the last 10% receive 1 star. The Fund was rated exclusively against U.S. domiciled funds. Ratings for other share classes may vary.

** Past performance is no guarantee of future results. For more complete information about the fund, including fees and expenses, please call 1-800-472-6114 for a prospectus. Please read the prospectus carefully before investing or sending money. There are risks associated with investing in funds that invest in stocks of small companies. These stocks tend to be more volatile and less liquid than stocks of larger companies. Share prices and performance calculations are based upon investment class shares. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more of less than their original cost. Without fee waivers and expense reimbursements in effect for the periods presented, total return for the Fund would have been lower. The Russell 2000 Index, the most relevant benchmark for the Fund, is an unmanaged index composed of the 2,000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The Russell 2000 Index is widely regarded in the industry as the premier measure of the small capitalization stock. Other indexes referenced may not be used as measures of small capitalization stock. Securities in the Fund do not match those in the indexes and performance will differ. Securities indexes do not take into account brokerage fees or taxes. It is not possible to invest directly in an index.
Distributor: AmeriMutual Funds Distributor, Inc.


ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (Unaudited)

                                                                       MARKET
                                                                        VALUE
    SHARES         SECURITY                                            (NOTE 1)
    ------         --------                                            --------
               COMMON STOCKS - 93.44%
               BASIC MATERIALS - 20.65%
   348,054     AK Steel Holding Corp.                                 $4,364,597
   198,200     A.M. Castle & Co.                                       2,671,736
   526,100     Commonwealth Industries, Inc.                           2,356,928
   560,500     Crompton Corp.                                          6,109,450
   806,800     Graphic Packaging International Corp.*                  3,832,300
   332,400     Material Sciences Corp.*                                3,284,112
   575,200     PolyOne Corp.                                           5,987,832
   158,500     Terra Nitrogen Co. LP                                   1,260,075
   229,200     Wausau-Mosinee Paper Corp.                              2,954,388
                                                                      ----------
                                                                      32,821,418
                                                                      ----------
               CAPITAL GOODS - 14.78%
   186,060     BNS Co., Class A Shares*+                               1,172,178
   653,800     DT Industries, Inc.*+                                   4,583,138
    10,700     Gehl Co.*                                                 192,600
   245,000     GSI Lumonics, Inc.*                                     2,266,250
    43,000     Harnischfeger Industries, Inc.*                           705,200
   247,800     JLG Industries, Inc.                                    3,060,330
    38,300     NACCO Industries, Inc.                                  2,987,017
    97,800     RTI International Metals, Inc.*                         1,491,450
    46,100     Sames Corp.*                                                7,837
   199,750     Sypris Solutions, Inc.                                  1,598,000
   264,500     TransPro, Inc.                                          1,005,100
   147,700     Woodhead Industries, Inc.                               2,510,900
    54,800     York International Corp.                                1,919,096
                                                                      ----------
                                                                      23,499,096
                                                                      ----------
               CONSUMER CYCLICALS - 8.59%
   141,600     4Kids Entertainment, Inc.*                              2,711,640
   343,100     InterTAN, Inc.*                                         4,803,400
    91,300     Oneida Ltd.                                             1,856,129
   135,500     Russell Corp.                                           2,302,145
   451,871     Wickes Inc.*+                                           1,988,232
                                                                      ----------
                                                                      13,661,546
                                                                      ----------
               CONSUMER STAPLES - 2.02%
    96,100     Tupperware Corp.                                        2,251,623
    30,500     United Stationers Inc.*                                   962,580
                                                                      ----------
                                                                       3,214,203
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.



                                       6

ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (Unaudited) (Continued)

                                                                       MARKET
                                                                        VALUE
    SHARES         SECURITY                                            (NOTE 1)
    ------         --------                                            --------

               ENERGY - 2.90%
    96,900     McMoRan Exploration Co.*                               $1,453,500
   466,600     Mission Resources Corp.*                                3,154,216
                                                                      ----------
                                                                       4,607,716
                                                                      ----------
               FINANCIAL SERVICES - 7.16%
   291,800     Ceres Group, Inc.*                                      1,590,310
   141,900     Presidential Life Corp.                                 3,178,560
    95,200     StanCorp Financial Group, Inc.                          4,511,528
   598,600     Transmedia Network Inc.*                                2,095,100
                                                                      ----------
                                                                      11,375,498
                                                                      ----------
               HEALTH CARE - 7.38%
    86,100     America Service Group Inc.*                             2,204,160
   759,800     ARIAD Pharmaceuticals, Inc.*                            3,852,186
   165,400     EPIX Medical, Inc.*                                     2,042,690
   145,500     Scios Inc.*                                             3,638,955
                                                                      ----------
                                                                      11,737,991
                                                                      ----------
               TECHNOLOGY - 24.71%
   194,500     AremisSoft Corp.*                                       3,150,900
   514,900     Auspex Systems Inc.*                                    3,676,386
   127,900     DuraSwitch Industries Inc.*                             1,981,171
    11,500     EMS Technologies Inc.*                                    175,375
   320,700     Elite Information Group Inc.*                           2,132,655
    88,950     Herley Industries, Inc.*                                1,574,415
   102,200     Hyperion Solutions Corp.*                               1,533,000
   155,400     Intergraph Corp.*                                       2,393,160
   299,900     MagnaTek, Inc.*                                         3,748,750
   286,100     Pioneer-Standard Eectronics, Inc.                       3,662,080
    89,800     Progress Software Corp.*                                1,454,760
   479,300     Signal Technology Corp.*                                5,152,475
   433,000     SilverStream Software Inc.*                             3,052,650
   100,900     Technitrol Inc.                                         2,623,400
   350,400     Viewpoint Corp.*                                        2,978,400
                                                                      ----------
                                                                      39,289,577
                                                                      ----------
               TRANSPORTATION - 4.47%
   792,100     Consolidated Freightways Corp.*                         7,097,216
                                                                      ----------

               OTHER - 0.78%
   377,500     Westaff, Inc.                                           1,245,750
                                                                      ----------

               TOTAL COMMON STOCKS (COST - $124,559,624)            $148,550,011
                                                                    ============


    The accompanying notes are an integral part of the financial statements.



                                       7



ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (Unaudited) (Continued)

                                                                       MARKET
 PART VALUE ($)                                                         VALUE
    SHARES         SECURITY                                            (NOTE 1)
    ------         --------                                            --------

               SHORT TERM INVESTMENTS - 7.30%
$11,026,650    Fifth Third Bank Repurchase Agreement 3.94%,
                    due 7/2/01, collateralized by $7,140,350
                    Federal Home Loan Mortgage Corp., 7.07%,
                    due 1/11/16                                     $11,026,650
    581,521    Fifth Third Prime Money Market Fund                      581,521
                                                                    -----------

               TOTAL SHORT TERM INVESTMENTS (COST - $11,608,171)     11,608,171
                                                                    -----------

               TOTAL INVESTMENTS (COST - $136,167,795**) - 100.74%  160,158,182
               LIABILITIES LESS CASH AND OTHER ASSETS - (0.74%)      (1,169,378)
                                                                   ------------
               NET ASSETS - 100.00%                                $158,988,804
                                                                   ============

----------
*    Non-income producing security.
+ Investments held by the Fund representing 5% or more of the outstanding voting stock of such company.
** Cost for Federal income tax purposes is $136,167,795 and net unrealized appreciation consists of:

          Gross unrealized appreciation                             $34,597,383
          Gross unrealized depreciation                             (10,606,996)
                                                                    -----------
          Net unrealized appreciation                               $23,990,387

                                                                    ===========

    The accompanying notes are an integral part of the financial statements.


ICM/Isabelle Small Cap Value Fund
Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

ASSETS:
        Investments in securities at market value
                (identified cost $136,167,795) (Note 1) $              160,158,182
        Cash                                                               400,000
        Receivable for securities sold                                      11,148
        Receivable for fund shares sold                                  3,513,150
        Interest and dividends receivable                                   33,341
        Deferred organization costs (Note 1)                                20,359
        Prepaid expenses and other assets                                   23,131
                                                                     -------------
TOTAL ASSETS                                                           164,159,311
                                                                     -------------

LIABILITIES:
        Payable for securities purchased                                 4,708,559
        Payable for fund shares redeemed                                   161,735
        Payable to advisor (Note 3)                                        117,371
        Payable for trustees' fees (Note 3)                                 10,555
        Accrued expenses                                                   172,287
                                                                     -------------
TOTAL LIABILITIES                                                        5,170,507
                                                                     -------------

NET ASSETS                                                           $ 158,988,804
                                                                     =============

Investment Class Shares (Note 1):
        Net assets (unlimited shares of $0.001 par beneficial
                interest authorized; 8,427,668 shares outstanding)   $ 115,835,221
                                                                     =============

        Net asset value, offering and redemption price
        per Investment Class Share                                   $       13.74
                                                                     =============

Institutional Class Shares (Note 1):
        Net assets (unlimited shares of $0.001 par beneficial
                interest authorized; 3,121,583 shares outstanding)   $  43,153,583
                                                                     =============

        Net asset value, offering and redemption price
        per Institutional Class Share                                $       13.82
                                                                     =============

NET ASSETS CONSIST OF:
        Paid-in capital                                                130,047,571
        Accumulated net investment loss                                   (182,125)
        Accumulated net realized gain on investments                     5,132,971
        Net unrealized appreciation on investments                      23,990,387
                                                                     -------------
NET ASSETS                                                           $ 158,988,804
                                                                     =============


    The accompanying notes are an integral part of the financial statements.

ICM/Isabelle Small Cap Value Fund
Statement of Operations


                                                                    For the Six
                                                                   Months Ended
                                                                   June 30, 2001
                                                                    (Unaudited)
                                                                   -------------
INVESTMENT INCOME:
        Dividends                                                  $    432,596
        Interest                                                        361,608
                                                                   ------------
TOTAL INVESTMENT INCOME                                                 794,204
                                                                   ------------

EXPENSES:
        Investment advisory fees (Note 3)                               603,941
        Distribution fees - Investment Class (Note 4)                   110,529
        Administration fees                                              72,278
        Registration fees                                                47,672
        Transfer agent fees                                              44,674
        Professional fees                                                28,738
        Accounting fees                                                  20,675
        Trustees' fees                                                   11,048
        Printing expenses                                                 9,783
        Custodian fees (Note 3)                                           8,422
        Amortization of organization costs (Note 1)                       5,975
        Insurance expense                                                   977
        Miscellaneous fees                                               15,023
                                                                   ------------
TOTAL EXPENSES                                                          979,735
        Less fees paid indirectly (Note 3)                               (3,406)
                                                                   ------------
NET EXPENSES                                                            976,329
                                                                   ------------
NET INVESTMENT LOSS                                                    (182,125)
                                                                   ------------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
        Net realized gain on investments                              6,866,455
        Net change in unrealized
          appreciation of investments                                23,535,787
                                                                   ------------
        Net realized and unrealized gain
        on investments                                               30,402,242
                                                                   ------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                          $ 30,220,117
                                                                   ============


    The accompanying notes are an integral part of the financial statements.



ICM/Isabelle Small Cap Value Fund
Statements of Changes in Net Assets

                                                                   For the Six
                                                                   Months Ended      For the Year
                                                                  June 30, 2001         Ended
                                                                    (Unaudited)     December 31, 2000
                                                                    -----------     -----------------


OPERATIONS:
        Net investment loss                                        $    (182,125)   $    (285,949)
        Net realized gain (loss) on investments                        6,866,455         (754,160)
        Net change in unrealized appreciation
                (depreciation) of investments                         23,535,787         (234,060)
                                                                   -------------    -------------
        Net increase (decrease) in net
                assets resulting from operations                      30,220,117       (1,274,169)
                                                                   -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
        From net realized gains:
                Investment Class                                            --         (1,732,961)
                Institutional Class                                         --           (555,671)
                                                                   -------------    -------------
        Total distributions to shareholders                                 --         (2,288,632)
                                                                   -------------    -------------

CAPITAL SHARE TRANSACTIONS:
        Proceeds from shares subscribed:
                Investment Class                                      33,000,523       83,681,955
                Institutional Class                                   10,450,945       20,238,192
        Proceeds from shares issued in payment of capital gains:
                Investment Class                                            --          1,705,345
                Institutional Class                                         --            555,241
        Cost of shares redeemed:
                Investment Class                                     (14,581,577)     (16,906,571)
                Institutional Class                                   (1,652,649)      (1,600,852)
                                                                   -------------    -------------
        Increase in net assets derived
                from capital share transactions (a)                   27,217,242       87,673,310
                                                                   -------------    -------------

        TOTAL INCREASE IN NET ASSETS                                  57,437,359       84,110,509
                                                                   -------------    -------------

NET ASSETS:
        Beginning of period                                          101,551,445       17,440,936
                                                                   -------------    -------------
        End of period (including accumulated net
        investment loss of $182,125 and
        $0, respectively)                                          $ 158,988,804    $ 101,551,445
                                                                   =============    =============


    The accompanying notes are an integral part of the financial statements.



ICM/Isabelle Small Cap Value Fund
Statements of Changes in Net Assets
(Continued)
                                                     For the Six
                                                     Months Ended   For the Year
                                                    June 30, 2001      Ended
                                                     (Unaudited)  December 31, 2000
                                                     -----------  -----------------


(a)     Transactions in capital stock were:

        Investment Class:
                Shares sold                             2,700,441     7,305,075
                Shares issued in payment of
                capital gains                                --         162,414
                Shares redeemed                        (1,205,703)   (1,501,576)
                                                      -----------   -----------

                Net increase in shares outstanding      1,494,738     5,965,913
                                                      ===========   ===========
        Institutional Class:
                Shares sold                               862,643     1,774,361
                Shares issued in payment of
                capital gains                                --          52,580
                Shares redeemed                          (141,663)     (145,321)
                                                      -----------   -----------

                Net increase in shares outstanding        720,980     1,681,620
                                                      ===========   ===========




    The accompanying notes are an integral part of the financial statements.



ICM/Isabelle Small Cap Value Fund
Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period indicated.
                                                                                                                For the Period
                                                       For the Six Months        For the Year     For the Year  March 9, 1998**
                                                            Ended                    Ended            Ended         through
                                                        June 30, 2001            December 31,      December 31,   December 31,
Investment Class                                          (Unaudited)                2000             1999*           1998
----------------                                       ------------------------------------------------------------------------


Net Asset Value, Beginning of Period                         $     10.87          $    10.33        $    6.91     $   10.00
                                                             --------------------------------------------------------------

        Increase (Decrease) from investment operations:
        Net investment loss                                        (0.02)              (0.05)           (0.12)        (0.04)
        Net gains on investments
                (both realized and unrealized)                      2.89                0.84             3.54         (3.05)
                                                             --------------------------------------------------------------
        Net Increase (Decrease) From
        Investment Operations                                       2.87                0.79             3.42         (3.09)
                                                             --------------------------------------------------------------
        Less distributions from
        net realized gains                                       --                    (0.25)         --            --
                                                             --------------------------------------------------------------

Net Asset Value, End of Period                               $     13.74          $    10.87        $   10.33     $    6.91
                                                             ==============================================================

Total Return***                                                    26.40%               7.73%           49.49%       (30.90%)

Ratios/Supplemental Data
        Net assets, end of period (in 000s)                  $   115,835          $   75,327        $   9,993     $   1,660
        Ratio of expenses to average net assets:
                Before fees paid indirectly, waiver
                and reimbursement by Advisor                        1.69%(1)            1.82%            4.79%         8.81%(1)
                After reduction for fees paid
                        indirectly, waiver and
                        reimbursement by Advisor                    1.68%(1,2)          1.81%(2)         1.95%         1.95%(1)
        Ratio of net investment loss to average
net assets:
                Before fees paid indirectly, waiver
                and reimbursement by Advisor                       (0.34%)(1)          (0.44%)          (4.23%)       (7.99%)(1)
                After reduction for fees paid
                        indirectly, waiver and
                        reimbursement by Advisor                   (0.33%)(1,2)        (0.43%)(2)       (1.39%)       (1.13%)(1)
        Portfolio turnover rate                                    25.08%              53.91%           84.30%        21.43%

----------
*    Based on average shares outstanding.
**   Commencement of investment operations.
*** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the end of the period. Total returns for periods less than one year are not annualized.
1    Annualized.
2    There was no fee waiver or reimbursement by the Advisor.


    The accompanying notes are an integral part of the financial statements.



ICM/Isabelle Small Cap Value Fund
Financial Highlights (Continued)

The table below sets forth financial data for one share of capital stock outstanding throughout each period indicated.


                                                                                                                For the Period
                                                       For the Six Months        For the Year     For the Year  March 9, 1998**
                                                            Ended                    Ended            Ended         through
                                                        June 30, 2001            December 31,      December 31,   December 31,
                                                          (Unaudited)                2000             1999*           1998
                                                       ------------------------------------------------------------------------
Institutional Class
-------------------


Net Asset Value, Beginning of Period                          $   10.92          $    10.36        $    6.92     $   10.00
                                                              ------------------------------------------------------------

        Increase (Decrease) from investment operations:
        Net investment loss                                       (0.01)              (0.02)           (0.10)        (0.04)
        Net gains on investments
                (both realized and unrealized)                     2.91                0.83             3.54         (3.04)
                                                              ------------------------------------------------------------
        Net Increase (Decrease) From
        Investment Operations                                      2.90                0.81             3.44         (3.08)
                                                              ------------------------------------------------------------
        Less distributions from
        net realized gains                                      --                    (0.25)         --            --
                                                              ------------------------------------------------------------

Net Asset Value, End of Period                                $   13.82          $    10.92        $   10.36     $    6.92
                                                              ============================================================

Total Return***                                                   26.56%               7.90%           49.71%       (30.80%)

Ratios/Supplemental Data
        Net assets, end of period (in 000s)                   $  43,154          $   26,225        $   7,448     $   3,734
        Ratio of expenses to average net assets:
                Before fees paid indirectly, waiver
                and reimbursement by Advisor                       1.44%(1)            1.57%            4.54%         8.56%(1)
                After reduction for fees paid
                        indirectly, waiver and
                        reimbursement by Advisor                   1.43%(1,2)          1.56%(2)         1.70%         1.70%(1)
        Ratio of net investment loss to
average net assets:
                Before fees paid indirectly, waiver
                and reimbursement by Advisor                      (0.23%)(1)          (0.18%)          (4.14%)       (7.74%)(1)
                After reduction for fees paid
                        indirectly, waiver and
                        reimbursement by Advisor                  (0.22%)(1,2)        (0.17%)(2)       (1.30%)       (0.88%)(1)
        Portfolio turnover rate                                   25.08%              53.91%           84.30%        21.43%



----------
*    Based on average shares outstanding.
**   Commencement of investment operations.
*** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the end of the period. Total returns for periods less than one year are not annualized.
1    Annualized.
2    There was no fee waiver or reimbursement by the Advisor.



    The accompanying notes are an integral part of the financial statements.

ICM/Isabelle Small Cap Value Fund
Notes to Financial Statements
June 30, 2001 (Unaudited)

NOTE 1- SIGNIFICANT ACCOUNTING POLICIES
ICM/Isabelle Small Cap Value Fund (the "Fund"), a series of ICM Series Trust (the "Trust") was organized as a Massachusetts business trust pursuant to a trust agreement dated November 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers two classes of shares (Investment Class shares and Institutional Class shares), each of which has equal rights as to class and voting privileges. The Investment Class has exclusive voting rights with respect to its distribution plan pursuant to Rule 12b-1 ("12b-1 Plan") and is subject to 12b-1 Plan expenses. The Fund commenced operations on March 9, 1998 (March 29, 1998 for the Institutional Class). The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

     A. SECURITY VALUATION. Investments in securities are valued at the last reported sales price on the national securities exchange or national securities market on which such securities are primarily traded. Unlisted securities, or listed securities in which there were no sales, are valued at the mean of the closing bid and ask prices. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost plus accrued interest, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Trustees.

     B. INVESTMENT INCOME AND SECURITIES TRANSACTIONS. Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is reported on the ex-dividend date. Interest income and expenses are accrued daily.

ICM/Isabelle Small Cap Value Fund
Notes to Financial Statements
June 30, 2001 (Unaudited) (Continued)

     C. NET ASSET VALUE PER SHARE. Net asset value per share of each class of shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets, less liabilities attributable to that class, by the number of outstanding shares of that class. The net asset value of the classes may differ because of different fees and expenses charged to each class.

     D. ORGANIZATION COSTS. Organization costs are amortized on a straight line basis over five years from commencement of operations. If any of the original shares are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized organizational costs as of the date of redemption. The pro rata shares will be derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

     E. FEDERAL INCOME TAXES. The Trust intends to continue to qualify each year as a regulated investment company by complying with all requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies including, among other things, distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist. At December 31, 2000, the Fund reclassified $285,949 from paid-in capital to accumulated net investment loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

ICM/Isabelle Small Cap Value Fund
Notes to Financial Statements
June 30, 2001 (Unaudited) (Continued)


     F. INCOME AND EXPENSES. Expenses directly attributable to a particular class are charged directly to such class. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based on the proportion of net assets of each class at the beginning of that day.

     G. DISTRIBUTIONS TO SHAREHOLDERS. The Fund will distribute substantially all of its net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

     H. USE OF ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, other than short-term investments, aggregated $56,082,651 and $27,412,651 respectively, for the six months ended June 30, 2001.

ICM/Isabelle Small Cap Value Fund
Notes to Financial Statements
June 30, 2001 (Unaudited) (Continued)

NOTE 3 - INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS Ironwood Capital Management, LLC ("ICM") serves as the investment advisor for the Fund pursuant to an investment advisory agreement (the "Agreement"). Under the terms of the Agreement, ICM receives a fee from the Fund, accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund.

Pursuant of the terms of the Agreement, ICM is obligated for as long as the Agreement remains in effect, to limit total Fund expenses, including its investment advisory fee, to 1.95% of the average daily net assets annually for the Investment Class and 1.70% of the average daily net assets annually for the Institutional Class, and to waive such fees and reimburse expenses to the extent that they exceed these amounts. For the six months ended June 30, 2001, no advisory fees were waived or other expenses reimbursed by ICM.

American Data Services, Inc. ("ADS") serves as the administrator, fund accounting agent and transfer agent to the Fund, and AmeriMutual Fund Distributors, Inc., an affiliate of ADS, serves as the Fund's distributor.

Fifth Third Bank, as the Fund's custodian, has agreed to compensate the Fund and decrease custody fees for interest on any cash balances left uninvested. For the six months ended June 30, 2001, the Fund's custodian expenses were reduced by $3,406, which are disclosed as fees paid indirectly on the accompanying statement of operations.

No officer, trustee or employee of ICM, or ADS, or any affiliate thereof, receives any compensation from the Trust for serving as a Trustee or officer of the Trust. The Trust pays each unaffiliated Trustee an annual fee of $2,000 for their services, plus $500 for their attendance at board and committee meetings. The Trust also reimburses each unaffiliated Trustee for travel and out-of-pocket expenses related to the attendance at such meetings.

ICM/Isabelle Small Cap Value Fund
Notes to Financial Statements
June 30, 2001 (Unaudited) (Continued)


NOTE 4 - DISTRIBUTION PLAN
The Trustees of the Fund have adopted a 12b-1 Plan with respect to the Investment Class shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder, which permits the Fund to pay certain expenses associated with the distribution of its Investment Class shares. Under the 12b-1 Plan, the Fund compensates the Distributor, at a fee calculated at an annual rate of up to 0.25% of the value of the average daily net assets attributable to the Investment Class shares for distribution expenses borne, or paid to others, by the Distributor. For the six months ended June 30, 2001, the Fund incurred $110,529 in distribution costs for Investment Class shares.

NOTE 5 - AFFILIATED COMPANIES
The Fund primarily invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of June 30, 2001:

                                                  DIVIDEND          MARKET
   AFFILIATES            PURCHASES       SALES     INCOME            VALUE
   ----------            ---------       -----     ------            -----

BNS Co. Class A        $  347,829          -          -          $1,172,178
DT Industries Inc.        384,016          -          -           4,583,138
Wickes Co.                967,570          -          -           1,988,232

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                                       20

                        Ironwood Capital Management, LLC
                                 and ICM Funds

                               The Ironwood Tree
 is a small, hardy tree, which yields a very useful and solid wood. Patiently, these trees remain under the forest canopy until taller neighbors fall.
             Once given the opportunity, the Ironwood grows quickly
      to reach its full potential. We believe this imagery is appropriate for our firm as well as our investment style.

                       Ironwood Capital Management, LLC,
        the investment manager of the ICM/Isabelle Small Cap Value Fund, is an independent investment management firm specializing
                     in investing in small company stocks.

                                   ICM Funds
                        C/O Orbitex Data Services, Inc.
                                P.O. Box 542007
                              Omaha, NE 68154-1952
                                 1-800-472-6114


--------------------------------------------------------------------------------

There are risks associated with investing in funds of this type that invest in stocks of small-sized companies, which tend to be more volatile and less liquid than stocks of larger companies. Past Fund performance is not indicative of future results.

This information is not authorized for distribution unless accompanied or preceded by a current prospectus.

Distributor: AmeriMutual Fund Distributors, Inc.

For account information and prices, call 1-800-472-6114 between the hours of 9:00 a.m. and 5:00 p.m. (Eastern Time), Monday through Friday.